UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2006 (June 6, 2006)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA	19512
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operation

Item 1 - Entry into a Material Definitive Agreement

Amended Employment Agreement - Wayne R. Weidner

On June 5, 2006, after approval by National Penn’s Board of Directors (meeting in Executive Session with no management or non-independent directors present), following prior approval by the Board’s Compensation Committee, National Penn and its subsidiary, National Penn Bank, entered into an amendment to the Employment Agreement dated as of February 4, 2003 with Wayne R. Weidner, National Penn’s Chairman and Chief Executive Officer. The amendment extends the term of the Employment Agreement to December 28, 2007. Otherwise, there were no changes in the Employment Agreement. The Amendatory Agreement is included in this Report as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Amended Employment Agreement - Glenn E. Moyer

On June 5, 2006, after approval by National Penn’s Board of Directors (meeting in Executive Session with no management or non-independent directors present), following prior approval by the Board’s Compensation Committee, National Penn and its subsidiary, National Penn Bank, entered into an amendment to the Employment Agreement dated as of December 18, 2002, as amended May 25, 2005, with Glenn E. Moyer, National Penn’s President and Chief Executive Officer. The amendment provides as follows:

•
If the amounts and benefits payable upon a “change-in-control” (as defined in the Employment Agreement), when added to other amounts and benefits which may be payable to Mr. Moyer, are such that he becomes subject to the excise tax provisions of Section 4999 of the Internal Revenue Code, National Penn, National Penn Bank, or their successors, will pay him such additional amount as will result in his retention (after the payment of all taxes on such payments and the value of such benefits) of a net amount equal to the net amount he would have retained had the initially calculated payments and benefits been subject only to income and employment taxation.

•	In the event of a “change-in-control” (as defined in the Employment Agreement), the supplemental retirement benefit (“SERP”) provided in the Employment Agreement will vest 100% at that time.

•
The compensation upon which a “change-in-control” payment is based is revised to mean the sum of (a) the average of the amount of the Executive’s base salary as of the date of the change in control (annualized) and for each of the immediately preceding two calendar years plus (b) the highest annual incentive bonus paid during or with respect to any of the three calendar years prior to the year in which a change in control occurs (without regard to mandatory or other deferrals).

•
The timing of payment of the SERP is revised to conform to the requirements of new Section 409A of the Internal Revenue Code. Under the Employment Agreement as amended, Mr. Moyer can no longer elect to defer SERP payments. In all events the SERP payments begin six months following termination of employment.

There were no changes in Mr. Moyer’s Employment Agreement other than as described herein. The Amendatory Agreement is included in this Report as Exhibit 10.2 and is incorporated by reference into this Item 1.01.

Amended Change-in-Control Agreements - Other Executive Officers

On June 5, 2006, based upon the prior approval of the Compensation Committee of National Penn’s Board of Directors, National Penn and National Penn Bank entered into amendments to agreements with Gary L. Rhoads, Sandra L. Spayd, Garry D. Koch, Sharon L. Weaver, Bruce G. Kilroy, Paul W. McGloin, and Michael R. Reinhard, each of whom is a National Penn Group Executive Vice President, which agreements provide each of such persons with a “change-in-control” benefit. In each case, the amendment provides as follows: If the amounts and benefits payable upon a “change-in-control” (as defined in the respective agreements), when added to other amounts and benefits which may be payable to the individual, are such that the individual becomes subject to the excise tax provisions of Section 4999 of the Internal Revenue Code, National Penn, National Penn Bank, or their successors, will pay him or her such additional amount as will result in his or her retention (after the payment of all taxes on such payments and the value of such benefits) of a net amount equal to the net amount he or she would have retained had the initially calculated payments and benefits been subject only to income and employment taxation.

The foregoing Amendatory Agreements are included in this Report as Exhibits 10.3 through 10.9 and are incorporated by reference into this Item 1.01.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 - Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Wayne R. Weidner.

10.2 - Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Glenn E. Moyer.

10.3 - Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Gary L. Rhoads.

10.4 - Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Michael R. Reinhard.

10.5 - Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Garry D. Koch.

10.6 - Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Bruce G. Kilroy.

10.7 - Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Sandra L. Spayd.

10.8 - Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Sharon L. Weaver.

10.9 - Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Paul W. McGloin.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By: /s/ Wayne R. Weidner
Name: Wayne R. Weidner
Title: Chairman and CEO

Dated: June 5, 2006

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Wayne R. Weidner.

10.2	Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Glenn E. Moyer.

10.3	Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Gary L. Rhoads.

10.4	Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Michael R. Reinhard.

10.5	Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Garry D. Koch.

10.6	Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Bruce G. Kilroy.

10.7	Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Sandra L. Spayd.

10.8	Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Sharon L. Weaver.

10.9	Amendatory Agreement dated June 5, 2006, among National Penn Bancshares, Inc., National Penn Bank, and Paul W. McGloin.